Exhibit 21.1

SUBSIDIARIES OF FORTRESS CREDIT REALTY INCOME TRUST

Entity Name	Jurisdiction of Formation
FCR Advisors LLC	Delaware LLC
IMFIG LLC	Delaware LLC
FCR MSR ESP Investors LLC	Delaware LLC
FCR MSR Investors LLC	Delaware LLC
FCR CRE Holdco LLC	Delaware LLC
FCR TL Investors LLC	Delaware LLC
FCR GS Seller I LLC	Delaware LLC
FCR Key JV LLC	Delaware LLC
FCR DC JV LLC	Delaware LLC
FCR Key GS Seller II LLC	Delaware LLC
FCR DC JV Holdings LLC	Delaware LLC
Marlin JV IX Excess Spread Holder, LLC	Delaware LLC
Marlin JV IX, LLC	Delaware LLC
FCR TL Holdings LLC	Delaware LLC
FCR TL Trust	Delaware Statutory Trust
FCR CRE GS Pledgor LLC	Delaware LLC
FCR DC JV Atlas Pledgor LLC	Delaware LLC
FCR DC JV Atlas Seller LLC	Delaware LLC
FCR DC JV GS Pledgor LLC	Delaware LLC
FCR DC GS Seller III LLC	Delaware LLC
FCR CBFF Holdings LLC	Delaware LLC
FCR Securities LLC	Delaware LLC
FCR CRE GS Holdco LLC	Delaware LLC

FCR Key JV Holdings LLC	Delaware LLC
FCR Key JV GS Pledgor LLC	Delaware LLC
DB HTS Holdings LLC	Delaware LLC
FCR TRS Holdings LLC	Delaware LLC
FCR CRE MS Holdco LLC	Delaware LLC
FCR NS Holdings LLC	Delaware LLC
FCR CRE MS Pledgor LLC	Delaware LLC
FCR CRE MS Seller LLC	Delaware LLC
FCR NS Pledgor LLC	Delaware LLC
FCR NS Seller I LLC	Delaware LLC
FCR TL REO TRS LLC	Delaware LLC
Dwight FCR-2025 LLC	Delaware LLC
Affiliated Tax Capital LLC	Delaware LLC
Garnet Rock LLC	Delaware LLC
Green Tax Funding VI LLC	Delaware LLC
Green Tax Funding XII LLC	Delaware LLC
Pleasant Valley Capital LLC	Delaware LLC
Travis Farm Investments LLC	Delaware LLC
Ascot Capital	Delaware LLC
Gold Coast Tax Capital LLC	Delaware LLC
Green Tax Funding VII LLC	Delaware LLC
Green Tax Funding XIII LLC	Delaware LLC
Redfield Funding LLC	Delaware LLC
Tudor Tax Lien LLC	Delaware LLC
Bridge Tax Capital LLC	Delaware LLC
Green Tax Funding I LLC	Delaware LLC

Green Tax Funding VIII LLC	Delaware LLC
Green Tax Funding XIV LLC	Delaware LLC
Slingshot Funding LLC	Delaware LLC
WGS Tax Investment Funding LLC	Delaware LLC
Catalina Tax Co. LLC	Delaware LLC
Green Tax Funding II LLC	Delaware LLC
Green Tax Funding X LLC	Delaware LLC
Green Tax Funding XV LLC	Delaware LLC
Sunshine State Tax LLC	Delaware LLC
Lathrop Management Funding LLC	Delaware LLC
Citrus Capital LLC	Delaware LLC
Green Tax Funding III LLC	Delaware LLC
Green Tax Funding XI LLC	Delaware LLC
Keys Tax Funding LLC	Delaware LLC
Swamp Road Lien Co. LLC	Delaware LLC
Liege Tax Liens LLC	Delaware LLC
Evermore Funding LLC	Delaware LLC
Lake Tax Purchase Group LLC	Delaware LLC
Tower Florida LLC	Delaware LLC
Lakeview Tax Management LLC	Delaware LLC
Garber Tax Management LLC	Delaware LLC
Green Tax Funding V LLC	Delaware LLC
Manalapan Beach Tax Group LLC	Delaware LLC
Green Tax Funding IX LLC	Delaware LLC
Green Tax Funding IV LLC	Delaware LLC